SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 8, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



         Delaware                  File No. 1-8009              36-3060977
 (State of incorporation)     (Commission File Number)        (IRS Employer
                                                           Identification No.)


6718 West Plank Road, Peoria, Illinois                      61604
(Address of principal executive offices)                    (zip code)

     Registrant's telephone number, including area code: (309) 697-4400

                               Not applicable
       (Former Name or Former Address, if Changed Since Last Report)


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ROHN Industries, Inc. ("ROHN") filed certain information under Item 5 of certain Current Reports on Form 8-K that was intended to be furnished under
Item 9 of such Current Reports on Form 8-K in compliance with the requirements of Regulation FD of the Securities Exchange Act of 1934, as amended. This amended Current Report on Form 8-K/A is being filed solely to restate certain disclosures made by ROHN previously under Item 5 of the Current Reports on Form 8-K listed below as disclosures under Item 9 of such Current Reports on Form 8-K.

This amended Current Report on Form 8-K/A amends: (i) the Current Report on Form 8-K filed by ROHN on October 8, 2002; (ii) the Current Report on Form 8-K filed by ROHN on October 15, 2002; (iii) the Current Report on Form 8-K filed by ROHN on October 17, 2002; (iv) the Current Report on Form 8-K filed by ROHN on November 4, 2002; (v) the Current Report on Form 8-K filed by ROHN on November 12, 2002; (vi) the Current Report on Form 8-K filed by ROHN on December 2, 2002; (vii) the Current Report on Form 8-K filed by ROHN on December 3, 2002; (viii) the Current Report on Form 8-K filed by ROHN on December 20, 2002; (ix) the Current Report on Form 8-K filed by ROHN on December 31, 2002; (x) the Current Report on Form 8-K filed by ROHN on January 6, 2003; (xi) the Current Report on Form 8-K filed by ROHN on January 16, 2003; and (xii) the Current Report on Form 8-K filed by ROHN on February 14, 2003 (collectively, the "Original Reports").

ITEM 5.   OTHER EVENTS

          Each of the Original Reports disclosed under Item 5 that ROHN had filed a press release. All such references under Item 5 of the Original Reports to such press releases and notations to the filing of such press releases as exhibits to the Original Reports are hereby deleted in their entirety from Item 5 of the Original Reports.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001).

               Exhibit 99.2 Press Release, dated October 8, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.2 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on October 8, 2002).

               Exhibit 99.3 Press Release, dated October 14, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.2 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on October 15, 2002).

               Exhibit 99.4 Press Release, dated October 16, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.2 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on October 17, 2002).

               Exhibit 99.5 Press Release, dated November 1, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.3 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on November 4, 2002).

               Exhibit 99.6 Press Release, dated November 11, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.4 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on November 12, 2002).

               Exhibit 99.7 Press Release, dated November 25, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.2 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on December 2, 2002).

               Exhibit 99.8 Press Release, dated November 27, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.4 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on December 3, 2002).

               Exhibit 99.9 Press Release, dated November 29, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.5 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on December 3, 2002).

               Exhibit 99.10 Press Release, dated December 2, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.6 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on December 3, 2002).

               Exhibit 99.11 Press Release, dated December 19, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.5 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on December 20, 2002).

               Exhibit 99.12 Press Release, dated December 30, 2002, issued by ROHN (incorporated herein by reference to Exhibit 99.3 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on December 31, 2002).

               Exhibit 99.13 Press Release, dated January 2, 2003, issued by ROHN (incorporated herein by reference to Exhibit 99.6 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on January 6, 2003).

               Exhibit 99.14 Press Release, dated January 15, 2003, issued by ROHN (incorporated herein by reference to Exhibit 99.2 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on January 16, 2003).

               Exhibit 99.15 Press Release, dated February 14, 2003, issued by ROHN (incorporated herein by reference to Exhibit 99.2 to ROHN's Current Report on Form 8-K filed (but intended to be furnished to the Securities and Exchange Commission) by ROHN on February 14, 2003).

ITEM 9.  REGULATION FD DISCLOSURE

          On October 8, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.2.

          On October 14, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.3.

          On October 16, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.4.

          On November 1, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.5.

          On November 11, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.6.

          On November 25, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.7.

          On November 27, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.8.

          On November 29, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.9.

          On December 2, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.10.

          On December 19, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.11.

          On December 30, 2002, ROHN issued a press release which is attached hereto as Exhibit 99.12.

          On January 2, 2003, ROHN issued a press release which is attached hereto as Exhibit 99.13.

          On January 15, 2003, ROHN issued a press release which is attached hereto as Exhibit 99.14.

          On February 14, 2003, ROHN issued a press release which is attached hereto as Exhibit 99.15.

          The information in this Item 9 is not being filed with but is being furnished to the Securities and Exchange Commission under Regulation FD.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ROHN INDUSTRIES, INC.



Dated:  March 26, 2003           By: /s/ John W. Castle
                                    ------------------------------------------
                                    John W. Castle
                                    Chief Financial Officer